YieldMax® Memory and Storage Portfolio Option Income ETF Trading Symbol: YRAM Listed on The Nasdaq Stock Market, LLC Summary Prospectus August 24, 2026 www.yieldmaxetfs.com/YRAM

Before you invest, you may want to review the YieldMax® Memory and Storage Portfolio Option Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 22, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com/YRAM. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest expense)(2)	0.02%
Total Annual Fund Operating Expenses(3)	1.01%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.
(3)	The costs of investing in any swaps are an indirect expense that is not included in the above fee table and not reflected in the expense example.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$103	$322

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks income and capital appreciation. The Fund’s strategy involves: (1) constructing a portfolio primarily of U.S.-listed or international equity securities of Memory and Storage Device Companies (each, an “Underlying Security”) (the “Equity Strategy”); and (2) generating income through an options portfolio (the “Options Strategies”), which involve using options contracts on some or all Underlying Securities and/or Memory and Storage Device ETFs (described below).

Equity Strategy

Tidal Investments LLC (the “Adviser”) selects Memory and Storage Device Companies in which the Fund will invest. Memory and Storage Device Companies are companies engaged in the following Memory and Storage Device sectors:

●	Memory Semiconductor Manufacturing: Companies that manufacture primary memory semiconductors, such as dynamic random access memory (DRAM) and Not And (NAND) flash, serving as the foundational hardware for data storage and processing.

●	Memory-Focused Integrated Device Manufacturers (IDMs): Vertically integrated semiconductor companies that design, manufacture, and sell memory products, with focus on memory technologies and not diversified semiconductor offerings.

●	Specialized Memory Designers: Fabless or IP-focused companies that design memory architectures, interface technologies, or emerging memory solutions.

●	Memory Controllers and Interface Semiconductor Manufacturers: Companies that develop semiconductors enabling the operation, management, and optimization of memory devices, including solid-state drive (SSD) controllers and memory interface solutions critical to system performance.

●	Storage Device Manufacturers: Companies that produce physical data storage hardware, such as SSDs and hard disk drives (HDDs).

In its construction of the Fund’s investment portfolio, the Adviser seeks to identify and invest in, or seek exposure to, Memory and Storage Device Companies that the Adviser believes are leaders in semiconductor memory products and related technologies, based on factors such as market share and the proportion of revenue derived from such products.

To enable the Fund to effectively implement its Options Strategies, the Adviser evaluates the liquidity of a potential company’s common stock and the liquidity of its options contracts. The Fund is generally unconstrained, meaning it may invest in companies of any market capitalization size. The Adviser will also evaluate price level and implied volatility (i.e., a measure of how much the market believes the price of a stock or other underlying asset will move in the future) when selecting companies for investment and will monitor for these factors when determining whether to select new companies or remove existing companies from the portfolio.

Memory and Storage Device Companies may include companies from foreign countries, including emerging markets. The Underlying Securities may include such companies’ U.S.-listed depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund will be concentrated in the same industry or industries as those of the Memory and Storage Device Companies, which subjects the Fund to specific industry-related risks.

Dividends, if any, paid by the Fund’s portfolio holdings will contribute to the Fund’s income generation.

The Fund will invest in Underlying Securities directly or indirectly. The Fund may invest in Underlying Securities “synthetically,” or via swaps, for tactical reasons or to comply with regulatory requirements. To invest synthetically, the Fund will use options contracts on Underlying Securities (considered indirect or synthetic long holdings of the Underlying Securities) to gain exposure to the share price performance of the Underlying Securities. When seeking synthetic long exposure to an Underlying Security through options contracts, the Fund is expected to experience losses when the Underlying Security declines in value. The Fund may also invest directly or indirectly (i.e., synthetically or via swaps as described above) in Memory and Storage Device ETFs (described below), including the Roundhill Memory ETF (Cboe BZX: DRAM).

Options Strategies – Seeking Premiums

Separately, the Fund employs various options strategies on some or all of the Underlying Securities focused on generating premiums. Also, depending on the Adviser’s assessment of one or more of the Underlying Securities’ options contracts (e.g., they are insufficiently liquid or too costly), the Fund may employ options strategies using options on a “Memory and Storage Device ETF” (i.e., a U.S.-listed ETF that seeks to track the performance of a Memory and Storage Device Strategy or Index (as described below)). Generally speaking, the Fund sells (writes) options on some or all of the Underlying Securities or on one or more Memory and Storage Device ETFs, receiving premiums from counterparties that pay for the right to buy or sell at a set price. These premiums are an important driver of the Fund’s distributions. On a periodic basis, generally weekly to monthly (but subject to market conditions), the Adviser uses one or more options strategies to seek to generate net premiums (i.e., option premiums received, less option premiums paid). Receipt of an option premium does not always represent income; depending on the outcome of the overall options transaction.

Premium levels are influenced by market conditions, particularly volatility, and the Adviser may adjust the Fund’s options strategies depending on the outlook for the Underlying Securities. While option selling may provide premium opportunities, it may also limit upside gains or increase downside risk. In other words, selling options may generate immediate cash proceeds for the Fund, but the position can also limit the Fund’s profit potential or expose it to losses if market conditions move against the Fund’s positions.

The options strategy most frequently utilized by the Fund is called a covered call spread, which is a type of selling credit spread. The Fund uses covered call spreads to earn premium by selling a call option while buying another at a higher strike, with both profit and loss capped. Covered call spreads, however, have lower net premiums as the Fund must use a portion of income from selling the initial call to buy the second higher-strike call. See the prospectus section titled “Additional Information About the Fund” for a list of the options strategies that the Fund may utilize, together with a description of each options strategy. The Fund’s intends that the options strategies it pursues will be “covered” in a manner that limits potential losses and manages downside risks.

Treasuries

In addition, the Fund will hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: (i) providing collateral for indirect, synthetic exposures and the Options Strategies and (ii) contributing to the Fund’s income generation.

Additional Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

Under normal circumstances, the Fund will invest at least 80% of the value of its assets, plus borrowings for investment purposes, in the equity securities of Memory and Storage Device Companies, in Memory and Storage Device ETFs, and in options contracts on Memory and Storage Device Companies and on Memory and Storage Device ETFs. For purposes of the foregoing, the Fund defines a “Memory and Storage Device Company” as a company that derives 50% or more of its revenue in one or more of the following themes: Memory Semiconductor Manufacturing – primary memory semiconductors, such as dynamic random access memory (DRAM) and Not And (NAND) flash, serving as the foundational hardware for data storage and processing; (ii) Memory-Focused Integrated Device Manufacturing – vertically integrated design, manufacturing, and sale of memory products; (iii) Specialized Memory Designers – fabless or IP-focused design of memory architectures, interface technologies, or emerging memory solutions; (iv) Memory Controllers and Interface Semiconductor Manufacturers – semiconductors enabling the operation, management, and optimizations of memory devices, including solid-state drive (SSD) controllers and memory interface solutions critical to system performance; (v) Storage Device Manufacturers – physical data storage hardware, such as SSDs and hard disk drives (HDDs). The Fund defines a “Memory and Storage Device ETF” as a U.S.-listed ETF that seeks to track the performance of a Memory and Storage Device Strategy or Index. Lastly, the Fund defines a “Memory and Storage Device Strategy or Index” as a strategy or benchmark that invests in a selection of stocks from companies operating in the Memory and Storage Device sectors described in the “Equity Strategy” section above.

The Fund will seek to provide weekly cash distributions. Distributions may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Memory and Storage Industry Risks. Companies operating in the memory semiconductor manufacturing, memory-focused integrated device manufacturers (IDMs), specialized memory designers, memory controllers and interface semiconductor manufacturers, and storage device manufacturers space face risks related to intense competition, volatile industry conditions, intensive capital requirements, dependence on supply chains, materials & third-party service providers, intellectual property, research & design expenses, human capital, and government regulations.

●	Memory Companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and government regulation. These companies are also heavily dependent on intellectual property rights, and challenges to or misappropriation of such rights could have a material adverse effect on such companies. Securities of Memory Companies tend to be more volatile than securities of companies that rely less heavily on technology. Memory Companies typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s operating results. Additionally, the development, manufacturing, and commercialization of semiconductor memory technologies, including HBM, DRAM and NAND, as well as related subsystems, equipment, materials, and services, are complex and evolving, and may face unforeseen technical challenges (including yield and integration issues), supply chain disruptions, intense competition and pricing volatility, regulatory developments (including export controls), and market acceptance uncertainties. As a result, investments in Memory Companies may be subject to higher levels of risk and volatility.

●	The semiconductor industry is characterized by rapid technological change and product obsolescence, cyclical market patterns, price erosion, periods of over-capacity and production shortages, variations in manufacturing costs and yields, and significant expenditures for capital equipment and product development. Semiconductor companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions. They also may be adversely affected by the loss or impairment of intellectual property rights.

●	The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

As a result, companies operating in these segments may experience greater volatility and may be more susceptible to adverse economic, regulatory, or geopolitical events than the broader equity market.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, to the extent the Fund maintains indirect exposure to an Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Call Strategy Risk. The Fund’s engagement in writing calls will impact the extent that the Fund participates in the positive price returns of Memory and Storage Device Companies, both during the term of the sold call options and over longer time periods, as the Fund’s participation in the positive price returns of such companies and their returns will depend not only on the price of companies’ shares, but also on the path that their performance takes over time. Additionally, implementing covered call spreads further limits participation in positive price returns. While purchasing the higher-strike call option limits potential losses, it also reduces the net premium received, which may result in lower overall returns compared to stand-alone covered call positions.

Distribution Risk. As part of the Fund’s investment objective to provide current income, the Fund seeks to provide weekly income distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Concentration Risk. The Fund’s investments will be concentrated in same industry or group of industries as those of the Memory and Storage Device Companies. The value of the Fund’s shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

○	Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

○	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. The Fund may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

○	Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to mid- and large-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.yieldmaxetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.